Energy Development Company

KED Quarterly Report

February 28, 2014

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA” or the “Adviser”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in Note 1 — Organization).

As of February 28, 2014, we had total assets of $496 million, net assets of $325 million (net asset value of $31.02 per share), and 10.5 million shares of common stock outstanding. As of February 28, 2014, we held $491 million in equity investments and no debt investments.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 28, 2014.

Holding	Public/ Private	Sector	Amount ($ in millions)	Percent of Long-Term Investments
1. Emerge Energy Services LP	Public	Frac Sand	$45.6	9.3%
2. VantaCore Partners LP	Private	Aggregates	31.8	6.5
3. Regency Energy Partners LP(1)	Public	Midstream	29.4	6.0
4. Williams Partners L.P.	Public	Midstream	27.4	5.6
5. Enterprise Products Partners L.P.	Public	Midstream	26.1	5.3
6. Energy Transfer Partners, L.P.	Public	Midstream	24.0	4.9
7. Plains GP Holdings, L.P.(2)	Public	Midstream	23.9	4.9
8. DCP Midstream Partners, LP	Public	Midstream	23.2	4.7
9. Crestwood Midstream Partners LP	Public	Midstream	20.2	4.1
10. Buckeye Partners, L.P.	Public	Midstream	18.9	3.9

			$270.5	55.2%

(1)	The $29.4 million includes our holdings in Regency Energy Partners LP (“Regency”) as well as our holdings in PVR Partners, L.P. (“PVR”). On March 21, 2014, PVR completed its merger with Regency.

(2)	We hold an interest in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P. Our ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at our option.

Results of Operations — For the Three Months Ended February 28, 2014

Investment Income.    Investment income totaled $2.3 million for the quarter and consisted of net dividends and distributions. We received $8.3 million of dividends and distributions during the quarter, of which $6.0 million was treated as a return of capital. We received $0.3 million of paid-in-kind dividends during the quarter, which are not included in investment income but are reflected as an unrealized gain.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating Expenses.    Operating expenses totaled $2.8 million, including $1.8 million of investment management fees (net of fee waiver), $0.6 million of interest expense and $0.4 million of other operating expenses. Interest expense included $0.2 million of amortization of debt offering costs. As discussed in Note 5 — Agreements and Affiliations to the Financial Statements, KAFA agreed to waive 0.25% of its 1.75% management fee for a one-year period effective October 3, 2013.

Net Investment Loss.    Our net investment loss totaled $0.3 million and included a current tax benefit of $0.03 million and a deferred tax benefit of $0.2 million.

Net Realized Gains.    We had net realized gains from investments of $13.2 million after taking into account a current tax expense of $1.2 million and a deferred tax expense of $6.5 million.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $3.4 million. The net increase consisted of $5.4 million of unrealized gains from investments and a deferred tax expense of $2.0 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $16.3 million. This increase was comprised of net investment loss of $0.3 million, net realized gains of $13.2 million and net unrealized gains of $3.4 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2014
Distributions and Other Income from Investments
Dividends and Distributions(1)	$8.3
Paid-In-Kind Dividends(1)	0.3

Total Distributions from Investments	8.6
Expenses
Investment Management Fee	(1.8)
Other Expenses	(0.4)
Interest Expense	(0.4)

Net Distributable Income (NDI)	$6.0

Weighted Average Shares Outstanding	10.47
NDI per Weighted Average Share Outstanding	$0.576

Adjusted NDI per Weighted Average Share Outstanding(2)	$0.518

Distributions paid per Common Share(3)	$0.510

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI excludes $0.6 million of non-cash distributions from Common and Preferred A units of VantaCore Partners LP received during the three months ended February 28, 2014.

(3)	The distribution of $0.51 per share for the first quarter of fiscal 2014 was paid on April 25, 2014.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI and Adjusted NDI over the next twelve months;

•	The extent to which NDI and Adjusted NDI is comprised of non-cash interest and distributions;

•	The impact of potential liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

On March 27, 2014, we declared a quarterly distribution of $0.51 per share for the first quarter of fiscal 2014 (a total distribution of $5.3 million). The distribution represents an increase of 2.0% from the prior quarter’s distribution and an increase of 17.2% from the distribution for the quarter ended February 28, 2013. The distribution was paid on April 25, 2014.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

On January 28, 2014, we renewed our amended and restated senior secured revolving credit facility (“Credit Facility”), which was scheduled to mature on March 30, 2014, with a syndicate of lenders. The Credit Facility has a three-year commitment, maturing on January 28, 2017, and a total commitment amount of $120 million. Under the Credit Facility, the interest rate is LIBOR plus 1.60% based on current borrowings and current borrowing base (prior to the renewal, the interest rate was LIBOR plus 2.00%). If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.30% per annum on any unused amounts of the Credit Facility (the fee was 0.50% per annum prior to the renewal).

The maximum amount that we can borrow under our new Credit Facility is limited to the lesser of our commitment amount of $120 million and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a limit of 10% of the total commitment amount on the borrowing base contribution from any single issuer.

As of February 28, 2014, we had $82 million of borrowings under our Credit Facility (at an interest rate of 1.76%), which represented 39.6% of our borrowing base of $207.0 million (40.3% of our borrowing base of $203.4 million attributable to quoted securities). At February 28, 2014, our asset coverage ratio under the Investment Company Act of 1940, as amended (the “1940 Act”), was 496%.

As of April 23, 2014, we had $93.0 million borrowed under our Credit Facility (at an interest rate of 1.76%), and we had $2.6 million of cash. Our borrowings represented 43.0% of our borrowing base of $216.2 million (43.8% of our borrowing base of $212.5 million attributable to quoted securities).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2014

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 151.2%
Equity Investments(1) — 151.2%
Public MLP and Other Equity — 141.4%
Access Midstream Partners, L.P.	232	$13,093
Alliance Holdings GP, L.P.	66	4,130
Arc Logistics Partners LP	237	4,778
Atlas Pipeline Partners, L.P.	18	566
BreitBum Energy Partners L.P.	12	248
Buckeye Partners, L.P.	258	18,929
Capital Product Partners L.P.	352	3,789
Capital Product Partners L.P. — Class B Units(2)(3)	606	6,527
Crestwood Equity Partners LP	179	2,404
Crestwood Midstream Partners LP	902	20,199
Crosstex Energy, L.P.	287	8,862
DCP Midstream Partners, LP	475	23,203
Dynagas LNG Partners LP	108	2,360
El Paso Pipeline Partners, L.P.	313	9,399
Emerge Energy Services LP(4)	997	45,593
Enbridge Energy Management, L.L.C.(5)	83	2,225
Enbridge Energy Partners, L.P.	306	8,416
Enduro Royalty Trust	188	2,332
Energy Transfer Partners, L.P.(6)	432	24,006
Enterprise Products Partners L.P.(6)	390	26,143
EV Energy Partners, L.P.	337	11,818
Exterran Partners, L.P.	210	6,315
Global Partners LP	205	7,831
Golar LNG Partners LP	96	2,885
Kinder Morgan, Inc.	48	1,529
Kinder Morgan Energy Partners, L.P	40	2,951
Kinder Morgan Management, LLC(5)	242	16,902
Legacy Reserves LP	35	929
LRR Energy, LP.	19	325
Magellan Midstream Partners, L.P.	28	1,902
MarkWest Energy Partners, L.P.(4)	264	16,856
Mid-Con Energy Partners, LP	171	4,026
Midcoast Energy Partners, L.P.	9	186
NuStar Energy L.P.	57	2,830
ONEOK, Inc	14	834
ONEOK Partners, L.P	356	18,882
Plains All American Pipeline, L.P.(4)	206	11,134
Plains GP Holdings, L.P. — Unregistered(2)(4)(7)	918	23,885
PVR Partners, L.P.(8)	376	10,094
QEP Midstream Partners, LP	58	1,229
Regency Energy Partners LP(8)	736	19,310
SandRidge Mississippian Trust II	25	210
SandRidge Permian Trust	115	1,467
Sprague Resources LP	155	2,870
Summit Midstream Partners, LP	187	7,568
SunCoke Energy Partners, L.P.	152	4,676

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2014

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Public MLP and Other Equity (continued)
Sunoco Logistics Partners L.P.	18	$1,481
Tallgrass Energy Partners, LP	54	1,692
Targa Resources Corp.	18	1,693
Targa Resources Partners LP	130	6,998
USA Compression Partners, LP	91	2,490
The Williams Companies, Inc.	15	607
Western Gas Partners, LP	168	10,607
Williams Partners L.P.	553	27,439

		459,653

Private MLP(2)(4) — 9.8%
VantaCore Partners LP — Common Units(5)	2,187	21,869
VantaCore Partners LP — Class A Preferred Units(5)(9)	397	6,555
VantaCore Partners LP — Class B Preferred Units(10)	202	3,337

		31,761

Total Long-Term Equity Investments — 151.2% (Cost — $327,880)		491,414

Credit Facility		(82,000)
Deferred Tax Liability		(82,405)
Other Liabilities in Excess of Other Assets		(1,996)

Net Assets		$325,013

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Fair valued security, restricted from public sale. See Notes 2, 3 and 9 in Notes to Financial Statements.

(3)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(4)	The Company believes that it is an affiliate of Emerge Energy Services LP, MarkWest Energy Partners, L.P., Plains GP Holdings, L.P. (“Plains GP”), Plains All American Pipeline, L.P. and VantaCore Partners LP (“VantaCore”). See Note 5 — Agreements and Affiliations.

(5)	All or a portion of dividends or distributions are paid-in-kind.

(6)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(7)	The Company holds an interest in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value.
(8)	On March 21, 2014, PVR Partners, L.P. completed its merger with Regency Energy Partners LP.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2014

(amounts in 000’s)

(UNAUDITED)

(9)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units have a minimum quarterly distribution of $0.475 per unit and are senior to VantaCore’s Common Units in liquidation preference. See Note 9 — Restricted Securities.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference. See Note 9 — Restricted Securities.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2014

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $270,204)	$362,186
Affiliated (Cost — $57,676)	129,228

Total investments (Cost — $327,880)	491,414
Cash	2,524
Receivable for securities sold	51
Interest, dividends and distributions receivable	104
Debt offering costs, prepaid expenses and other assets	1,719

Total Assets	495,812

LIABILITIES
Payable for securities purchased	3,584
Investment management fee payable	1,779
Accrued directors’ fees and expenses	82
Accrued expenses and other liabilities	416
Current income tax liability	533
Deferred income tax liability	82,405
Credit facility	82,000

Total Liabilities	170,799

NET ASSETS	$325,013

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,479,216 shares issued and outstanding)	$10
Paid-in capital	202,824
Accumulated net investment loss, net of income taxes, less dividends	(61,412)
Accumulated net realized gains on investments, net of income taxes	80,692
Net unrealized gains on investments, net of income taxes	102,899

NET ASSETS	$325,013

NET ASSET VALUE PER SHARE	$31.02

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2014

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$5,462
Affiliated investments	2,814

Total dividends and distributions	8,276
Return of capital	(5,949)

Total Investment Income	2,327

Expenses
Investment management fees, before investment management fee waiver	2,075
Professional fees	159
Directors’ fees and expenses	72
Administration fees	37
Insurance	21
Other expenses	100

Total Expenses — before fee waiver and interest expense	2,464
Investment management fee waiver	(296)
Interest expense and amortization of offering costs	642

Total Expenses	2,810

Net Investment Loss — Before Income Taxes	(483)
Current income tax benefit	29
Deferred income tax benefit	166

Net Investment Loss	(288)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	3,331
Investments — affiliated	17,602
Current income tax expense	(1,155)
Deferred income tax expense	(6,548)

Net Realized Gains	13,230

Net Change in Unrealized Gains
Investments — non-affiliated	9,948
Investments — affiliated	(4,585)
Deferred income tax expense	(1,974)

Net Change in Unrealized Gains	3,389

Net Realized and Unrealized Gains	16,619

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,331

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended November 30, 2013
OPERATIONS
Net investment loss, net of tax	$(288)		$(1,504)
Net realized gains, net of tax	13,230		3,891
Net change in unrealized gains, net of tax	3,389		80,935

Net Increase in Net Assets Resulting from Operations	16,331		83,322

DIVIDENDS AND DISTRIBUTIONS
Dividends	(5,230	)(1)	(18,348	)(2)
Distributions — return of capital	—	(1)	—	(2)

Dividends and Distributions	(5,230)		(18,348)

CAPITAL STOCK TRANSACTIONS
Issuance of 19,305 and 54,781 shares of common stock from reinvestment of dividends and distributions	508		1,413

Total Increase in Net Assets	11,609		66,387

NET ASSETS
Beginning of period	313,404		247,017

End of period	$325,013		$313,404

(1)	The characterization of the distributions paid to common stockholders for the three months ended February 28, 2014 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(2)	Distributions paid to common stockholders for the fiscal year ended November 30, 2013 are characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2014

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,331
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	5,949
Net realized gains on investments	(20,933)
Net unrealized gains on investments	(5,363)
Purchase of long-term investments	(46,175)
Proceeds from sale of long-term investments	45,689
Decrease in receivable for securities sold	1,882
Decrease in interest, dividends and distributions receivable	189
Amortization of deferred debt offering costs	196
Increase in prepaid expenses and other assets	(2)
Decrease in deferred income tax asset	1,971
Decrease in income tax receivable	594
Increase in payable for securities purchased	3,202
Decrease in investment management fee payable	(11)
Decrease in accrued directors’ fees and expenses	(2)
Decrease in accrued expenses and other liabilities	(141)
Increase in current income tax liability	533
Increase in deferred income tax liability	6,385

Net Cash Provided by Operating Activities	10,294

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(3,000)
Costs associated with issuance of credit facility	(1,516)
Cash distributions paid to stockholders	(4,722)

Net Cash Used in Financing Activities	(9,238)

NET INCREASE IN CASH	1,056
CASH — BEGINNING OF PERIOD	1,468

CASH — END OF PERIOD	$2,524

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $508.

During the three months ended February 28, 2014, there were no federal income taxes paid and $1 of state income tax refunds, net of payments. Interest paid was $518.

During the three months ended February 28, 2014, the Company received $1,637 of paid-in-kind and non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period September 21, 2006 through November 30, 2006
			2013	2012	2011	2010	2009	2008	2007

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.96		$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03	$23.32
Net investment income (loss)	(0.03)		(0.14)	0.08	0.25	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	1.59		8.13	2.27	3.60	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—		—	—	—	—	—	(0.38)	—	—

Total income (loss) from investment operations	1.56		7.99	2.35	3.85	5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(0.50)		(1.76)	(1.62)	(1.37)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—		—	—	—	—	—	—	(0.15)	—
Distributions — return of capital(2)	—		—	—	—	(0.69)	(1.30)	(1.67)	(0.24)	—

Total dividends and distributions	(0.50)		(1.76)	(1.62)	(1.37)	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of distributions	—		(0.01)	—	(0.03)	(0.03)	—	—	—	—

Net asset value, end of period	$31.02		$29.96	$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$30.54		$28.70	$26.01	$20.21	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	8.4	%(5)	18.1%	37.8%	19.3%	45.8%	56.0%	(54.8)%	9.3%	(10.7	)%(5)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period September 21, 2006 through November 30, 2006
			2013	2012	2011	2010	2009	2008	2007

Supplemental Data and Ratios(6)
Net assets, end of period	$325,013		$313,404	$247,017	$238,030	$211,041	$168,539	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	2.6%		2.5%	2.4%	2.4%	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.5		0.5	0.6	0.7	1.0	1.3	1.1	0.9	1.3

Subtotal	3.1		3.0	3.0	3.1	3.1	3.3	1.5	4.0	3.7
Interest expense	0.8		0.8	0.9	0.8	0.9	0.8	2.0	1.0	—
Management fee waivers	(0.3)		(0.1)	—	—	—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.6		3.7	3.9	3.9	4.0	4.1	3.5	4.6	3.2
Tax expense	12.0		17.1	5.6	10.0	16.3	6.9	— (7)	0.8	—

Total expenses(8)	15.6%		20.8%	9.5%	13.9%	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	(0.4)%		(0.5)%	0.3%	1.1%	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	5.1	%(5)	29.2%	9.9%	17.1%	28.3%	11.3%	(29.5)%	5.1%	3.0	%(5)
Portfolio turnover rate	9.5	%(5)	38.4%	34.6%	68.1%	33.4%	20.9%	27.0%	28.8%	5.6	%(5)
Average net assets	$319,209		$284,880	$246,183	$231,455	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,465,917		10,430,618	10,372,215	10,301,878	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the credit facility	$84,011		$77,786	$78,180	$62,559	$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	496.4%		468.7%	443.1%	409.1%	470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings per share of common stock during the period	$8.03		$7.46	$7.54	$6.07	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	The characterization of the distribution paid during the three months ended February 28, 2014 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented in each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of the deferred tax benefit was dependent on whether there was sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(8)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value no less frequently than as of the last day of each quarter based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication quarterly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

As of June 30, 2013, the Company began providing adjusted net asset value on a monthly basis for those months that do not constitute the end of a fiscal quarter. The Company’s adjusted net asset value is a non-GAAP measure and is intended to provide investors with a monthly update on the impact of price changes for the public securities in the Company’s portfolio. Adjusted net asset value is calculated based on the same methodology as net asset value and incorporates updated values for the publicly-traded equity securities (including PIPE investments) and quoted debt investments in the Company’s portfolio, including any related income tax impact. The Company’s adjusted net asset value calculation incorporates the Company’s month-end balance sheet but does not update the value of the non-traded securities in its portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis. New private investments made during a quarter will be valued by senior management of KAFA.

•

Valuation Committee.    The Valuation Committee meets to consider valuations presented by KAFA at the end of each quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 28, 2014, the Company held 19.1% of its net assets applicable to common stockholders (12.5% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 28, 2014 was $62,173. See Note 3 — Fair Value and Note 9 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 28, 2014, the Company did not have any repurchase agreements.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations. As of February 28, 2014, the Company did not have any derivative financial instruments.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 — Derivative Financial Instruments.

H. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates that 90% of the distributions received from Public MLPs will be treated as a return of capital. Such estimates for Public or Private MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (i) the components of total dividends and distributions from the Company’s private and public investments, (ii) the percentage of return of capital attributable to each category and (iii) the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions are limited to the total amount of the cash distributions received, but for income tax purposes, the cost basis reductions typically exceed cash distributions received due to allocated losses from MLP investments. See Note 6 — Income Taxes.

For the Three Months Ended February 28, 2014
Distributions from private MLPs	$1,415
Distributions from public MLPs and dividends from other public equity investments	6,861

Total dividends and distributions from investments	$8,276

Distributions from private MLPs — % return of capital	65%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	73%
Total dividends and distributions — % return of capital	72%
Return of capital — attributable to net realized gains (losses)	$835
Return of capital — attributable to net change in unrealized gains (losses)	5,114

Total return of capital	$5,949

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three months ended February 28, 2014, the Company did not hold any debt securities and did not earn any interest income.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income, and the Company estimates return of capital on these non-cash distributions. During the three months ended February 28, 2014, the Company received the following paid-in-kind and non-cash dividends and distributions.

For the Three Months Ended February 28, 2014
Paid-in-kind dividends
Enbridge Energy Management, L.L.C.	$44
Kinder Morgan Management, LLC	323

367

Non-cash distributions
Energy Transfer Partners, L.P.	391
Enterprise Products Partners L.P.	270
VantaCore Partners LP	609

1,270

Total paid-in-kind and non-cash dividends/distributions	$1,637

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The characterization of the distributions paid to common stockholders as either a dividend (ordinary income) or a distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of February 28, 2014, the Company did not have any outstanding interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to the fiscal year end November 30, 2009 remain open and subject to examination by the federal and state tax authorities.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at February 28, 2014, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$491,414	$429,241	$—	$62,173

The Company did not have any liabilities that were measured at fair value on a recurring basis at February 28, 2014. For the three months ended February 28, 2014, there were no transfers between Level 1 and Level 2.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2014.

Equity Investments
Balance — November 30, 2013	$54,811
Realized gains (losses)	—
Unrealized gains (losses), net	6,112
Purchase	641
Issuance	609
Transfers out to Level 1 and 2	—

Balance — February 28, 2014	$62,173

The $6,112 of unrealized gains presented in the table above for the three months ended February 28, 2014 relate to investments that are still held at February 28, 2014, and the Company includes these unrealized gains on the Statement of Operations – Net Change in Unrealized Gains.

The purchase of $641 relates to the Company’s additional investment in VantaCore Partners LP (“VantaCore”) (Class B Preferred units). The issuance of $609 relates to additional units received from VantaCore (Class A Preferred units) as non-cash distributions.

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investment in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P., is valued as a PIPE investment. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP completed its initial public offering in October 2013 and in connection with the offering, the Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expires in January 2015). During the 15-month lock-up period, the Company is valuing its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP less a discount because of the lack of liquidity.

One of the Company’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B Units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly-traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”), and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios for publicly-traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. The Company typically focuses on the following valuation ratios: (a) distribution yields (“yield analysis”), which are calculated by dividing the company’s annual distribution by its stock price and (b) trading multiples (“trading multiple analysis”), which are the ratio of certain measures of cash flow to the company’s enterprise value and equity value (as described below in more detail).

For both the yield analysis and the trading multiple analysis, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and the Company focuses on EBITDA, DCF and distribution projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of yields given the yields of similar publicly-traded companies and applies such yields to the portfolio company’s projected distributions to estimate the portfolio company’s equity value. For the trading multiple analysis, the Company focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. The Company selects a range of EV/EBITDA and EMV/DCF multiples given the trading multiples of similar publicly-traded companies and applies such multiples to the portfolio company’s projected EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the size of the company and the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

For the Company’s preferred equity investments, the discounted cash flow analysis is utilized to estimate the value of such security by calculating the present value of the security’s preferred distributions. In this calculation, the discount rates used are based on the Company’s assessment of the expected return market participants would require on such security. This assessment is based in part on prevailing yields of similar preferred stock and debt securities.

Under these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA, DCF and distributions). These estimates utilize unobservable inputs such as historical operating results, which may not be publicly available, and projected operating results, which will be based on operating assumptions for such portfolio company. The Company also consults with management of the portfolio companies to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples, selected range of yields and expected required rates of return (discount rates).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Changes in EBITDA multiples, DCF multiples, market yields or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in market yields or discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 28, 2014:

Quantitative Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$23,885	- Discount to publicly-traded	- Current discount	7.1%	7.1%	7.1%
public companies (PIPE) — valued based on a discount to market value		securities	- Remaining restricted period	327 days	327 days	327 days

Equity securities of	6,527	- Convertible pricing model	- Credit spread	7.0%	7.5%	7.3%
public companies —			- Volatility	27.5%	32.5%	30.0%
not valued based on a discount to market value			- Discount for marketability	8.0%	8.0%	8.0%

Equity securities of	21,869	- Public company analysis
private companies — common units		• Yield analysis	- Valuation yield for IPO analysis	10.5%	11.5%	11.0%

		• Trading multiple analysis	- EV / 2014E EBITDA	9.0x	11.0x	10.0x
			- EMV / 2014E DCF	9.0x	11.0x	10.0x
			- Discount for marketability	20.0%	20.0%	20.0%

		- M&A analysis	- Selected EV / EBITDA multiples	8.0x	9.0x	8.5x

Equity securities of	9,892	- Discounted cash flow	- Selected rates of return	11.5%	15.5%	13.8%
private companies —
preferred units

Total	$62,173

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 28, 2014, the Company had the following investment concentrations.

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
MLP securities(1)	98.2%
Largest single issuer	9.3%
Restricted securities	12.7%

(1)	MLP securities consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in an MLP).

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. On September 26, 2013, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on October 2, 2014 and may be renewed annually thereafter upon the approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a new one-year agreement with KAFA to waive a portion of its management fee, which agreement may be renewed annually. For a one-year period effective October 3, 2013, KAFA agreed to waive 0.25% of its 1.75% management fee, thereby reducing the management fee to 1.50% on average total assets. This decision was based, in part, on the portion of securities in the Company’s portfolio which were publicly traded vs. the portion that were privately held (i.e., private companies).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company. The Company’s management fees for the three months ended February 28, 2014 were $1,779, net of a management fee waiver of $296.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of February 28, 2014, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also serves as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Company, own units of Emerge. The Company believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP.

Plains GP Holdings, L.P., Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in PAA GP (which are exchangeable into shares of Plains GP as described in Note 3 — Fair Value). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and PAA GP.

VantaCore Partners LP — At February 28, 2014, the Company held a 23.4% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes it is an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

During the three months ended February 28, 2014, the Company paid no federal income taxes and received $1 of state income tax refunds. At February 28, 2014, the Company had a current income tax liability of $533. The liability is the result of the Company’s current year to date estimated federal income tax expense ($1,040) exceeding its receivable related to the capital loss carryforward ($455) at November 30, 2013, offset by an estimated state tax receivable ($52).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of February 28, 2014
Current income tax liability	$(533)

Deferred tax asset:
Organizational costs	$13
Deferred tax liabilities:
Net unrealized gains on investment securities	(82,418)

Total net deferred tax liability	$(82,405)

During the three months ended February 28, 2014, the Company utilized all of its estimated federal and state net operating loss carryforwards of $5,358 and $5,328, respectively (amounts as of November 30, 2013).

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss.

As of February 28, 2014, the identified cost of investments for federal income tax purposes was $275,220. The cost basis for federal income tax purposes is $52,660 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of February 28, 2014
Gross unrealized appreciation of investments	$217,031
Gross unrealized depreciation of investments	(837)

Net unrealized appreciation of investments	$216,194

Components of the Company’s income tax benefit (expense) were as follows:

For the Three Months Ended February 28, 2014
Current income tax benefit — net investment loss	29
Deferred income tax benefit — net investment loss	166
Current income tax expense — net realized gains	(1,155)
Deferred income tax expense — net realized gains	(6,548)
Deferred income tax expense — net unrealized gains	(1,974)

Total income tax expense	$(9,482)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment income and realized and unrealized gains (losses) on investments before taxes as follows:

For the Three Months Ended February 28, 2014
Computed federal income tax at 35%	$(9,035)
State income tax, net of federal tax	(464)
Other, net	17

Total income tax expense	$(9,482)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of February 28, 2014, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to the fiscal year end November 30, 2009 remain open and subject to examination by the federal and state tax authorities.

7.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. There were no outstanding options at February 28, 2014. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 28, 2014 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2013	—	$—
Options written	20	6
Options exercised	(20)	(6)
Options expired	—	—

Options outstanding at February 28, 2014	—	$—

8.	Investment Transactions

For the three months ended February 28, 2014, the Company purchased and sold securities in the amount of $46,175 and $45,689 (excluding short-term investments).

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2014, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Capital Product Partners L.P.
Class B Units	(2)	(3)	606	$4,465	$6,527	$10.77	2.0%	1.3%
Plains GP Holdings, L.P.
Common Units	(2)	(4)	918	3,504	23,885	26.02	7.4	4.8
VantaCore Partners LP(5)(6)(7)
Class A Common Units	(2)	(8)	2,187	19,099	21,869	10.00	6.7	4.4
Class A Preferred Units	(2)	(8)	397	3,748	6,555	16.50	2.0	1.3
Class B Preferred Units	(2)	(8)	202	2,969	3,337	16.50	1.0	0.7

Total				$33,785	$62,173		19.1%	12.5%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the three months ended February 28, 2014 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	The Company holds an interest in PAA GP, which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. The Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expires in January 2015). See Note 3 — Fair Value.

(5)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(6)	The Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(7)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference.

(8)	Unregistered security of a private company.

10.	Credit Facility

On January 28, 2014, the Company renewed its amended and restated senior secured revolving credit facility (“Credit Facility”), which was scheduled to mature on March 30, 2014, with a syndicate of lenders. The Credit Facility has a three-year commitment, maturing on January 28, 2017 and total commitments of $120,000. Under the Credit Facility, the interest rate is LIBOR plus 1.60% based on current borrowings and the current borrowing base (prior to the renewal, the interest rate was LIBOR plus 2.00%). If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company pays a commitment fee of 0.30% per annum on any unused amounts of the new Credit Facility (the fee was 0.50% per annum prior to the renewal).

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

including: (a) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness of the Company of not less than 3.0:1.0 (same as prior to the renewal), (b) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness and preferred stock of the Company of not less than 2:25:1.0 and (c) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base (same as prior to the renewal). The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility. As of February 28, 2014, the Company had $82,000 borrowed under its Credit Facility (at an interest rate of 1.76%), which represented 39.6% and 40.3% of its borrowing base and quoted borrowing base of $207,042 and $203,438, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $120,000 and its borrowing base.

As of February 28, 2014, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the three months ended February 28, 2014 were as follows:

Shares outstanding at November 30, 2013	10,459,911
Shares issued through reinvestment of distributions	19,305

Shares outstanding at February 28, 2014	10,479,216

12.	Subsequent Events

On March 27, 2014, the Company declared its quarterly distribution of $0.51 per common share for the first quarter of fiscal 2014 for a total of $5,344. The distribution was paid on April 25, 2014.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Robert V. Sinnott	Director

William L. Thacker	Director

James C. Baker	Director, Executive Vice President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.